UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2006

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 21, 2006, The PMI Group, Inc. ("PMI") issued a press release announcing that its Board of Directors had authorized a common share repurchase program of up to $400 million of PMI's outstanding common shares. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 The PMI Group, Inc. Press Release, dated July 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

July 21, 2006	By:	/s/ Donald P. Lofe, Jr.

Name: Donald P. Lofe, Jr.
Title: Executive Vice President and Chief Financial Officer

The PMI Group, Inc.

July 21, 2006	By:	/s/ Thomas H. Jeter

Name: Thomas H. Jeter
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	The PMI Group, Inc. Press Release, dated July 21, 2006